UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/30/2007

Dekania Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33285

Delaware	84-1703721
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
(Address of principal executive offices, including zip code)

215-701-9555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 30, 2007, Daniel G. Cohen resigned from the Board of Directors of Dekania Corp. (the "Company"). Mr. Cohen's departure is not related to any disagreement with the Company or with the Company's operations, policies or practices.

On August 30, 2007, Christopher Ricciardi resigned as Managing Director of the Company.

(d) On August 30, 2007, Christopher Ricciardi was appointed to the Company's Board of Directors.

On August 30, 2007, Joel R. Crisalli was appointed to the Company's Board of Directors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dekania Corp.

Date: September 06, 2007	By:	/s/ Thomas H. Friedberg
Thomas H. Friedberg
President and Chief Executive Officer